EXHIBIT 10.73

OLANA CAPITAL
186 EHRHARDT ROAD
PEARL RIVER, NY 10965-1932
215-243-0100
SMARMON@MAC.COM

INVOICE TO: NEW LEAF BRANDS, INC.
DATE: MARCH 1, 2012

For consulting services for the month of March 2012 regarding financial, management and business re-structuring, including plans for improvements to capital raising systems, options for increased support in communications with investors, development of multiple programs to strengthen stock price performance to reflect underlying value, and other services.

$7,000, due and payable immediately.
Please wire funds to:

Please contact Mr. Marmon at 215-243-0100 if there are any problems or questions.

STEPHEN J. MARMON
OLANA CAPITAL
186 EHRHARDT ROAD
PEARL RIVER, NY 10965-1932
215-243-0100
SMARMON@MAC.COM

INVOICE TO: NEW LEAF BRANDS, INC.
DATE: APRIL 21, 2012

For marketing, institutional relations, public relations, and other services to be provided by Stephen J. Marmon to New Leaf Brands, Inc., as agreed upon for February through April 2012:

1,000,000 (one million) shares of New Leaf common stock, subject to applicable regulations, due immediately.

Please send stock certificate to Mr. Marmon at the above address.